Acquisitions and Dispositions of Oil and Gas Properties	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisitions and Dispositions of Oil and Gas Properties

(2) Acquisitions and Dispositions of Oil and Gas Properties

During 2013, the Company acquired oil and gas leases in Burleson County, Texas for $67.4 million. The Burleson County, Texas acquisition included one producing well and approximately 21,000 net acres which are prospective for oil in the Eagle Ford shale formation. During 2014, the Company commenced drilling operations on these properties and acquired additional interests in certain leases in Burleson County, Texas for approximately $33.9 million. The acquisition included approximately 9,000 net undeveloped acres and an additional 30% working interest in one producing well. Prior to the sale, during 2015, the Company acquired additional acreage, drilled an additional four wells and completed a total of 8 wells on this acreage at a cost of $77.0 million. In 2015, the Company completed the sale of these properties for net proceeds of $102.5 million and recognized a net loss on sale of $112.1 million. Results of operations for these properties were as follows:

	Year Ended December 31,
	2014	2015
	(In thousands)
Total oil and gas sales	$10,542	$18,036
Total operating expenses(1)	(23,260)	(66,251)

Operating loss	$(12,718)	$(48,215)

(1)	Includes direct operating expenses, depreciation, depletion and amortization and exploration expense. Excludes interest expense and general and administrative expenses.

During 2013, the Company acquired oil and gas leases in Mississippi and Louisiana for $53.3 million. The Mississippi and Louisiana acquisition included approximately 51,000 net acres that are prospective for oil in the Tuscaloosa Marine shale formation.

In 2012, the Company entered into a participation agreement with Kohlberg Kravis Roberts & Co L.P. (together with its affiliates, “KKR”) providing for the participation of KKR in Comstock’s future development of certain of its Eagle Ford shale properties in South Texas. Under the terms of the participation agreement, KKR has the right to participate for one-third of Comstock’s working interest in wells drilled on the Company’s acreage comprising its Eagleville field in exchange for KKR paying $25,000 per acre for the net acreage being acquired and one-third of the wells costs. Each well that KKR participates in is intended to earn KKR approximately one-third of the Company’s working interest in approximately 80 acres. The Company received $51.5 million and $28.7 million for acreage and facility costs for new wells drilled subsequent to the closing in 2013 and 2014, respectively. There were no wells drilled under the joint venture in 2015.

In connection with acquisitions of producing oil and gas properties, the Company estimates the value of proved properties based on estimated future net cash flows and discounts them using a market-based rate that the Company determined appropriate at the acquisition date for the various proved reserve categories. Due to the unobservable nature of the inputs, the fair values of the proved oil and gas properties are considered Level 3 fair value measurements.